UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2008
AMB PROPERTY, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14245	94-3285362

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Pier 1, Bay 1, San Francisco, California 94111
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code 415-394-9000
n/a
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 5.1
EXHIBIT 5.2

Item 8.01.	Other Events.
     On April 29, 2008, we filed with the Securities and Exchange Commission a pricing supplement to the prospectus contained in the registration statement on Form S-3 (File No. 333-135210) filed by us on June 21, 2006. The pricing supplement was filed in connection with our Series C medium-term note program under which we sold $325,000,000 aggregate principal amount of our fixed rate senior unsecured notes.
          In connection with the filing of the pricing supplement, we are filing as Exhibit 5.1 hereto an opinion of our counsel, Ballard Spahr Andrews & Ingersoll, LLP, regarding certain Maryland law issues. Additionally, in connection with the filing of the pricing supplement, we are filing Exhibit 5.2 hereto an opinion of our counsel, Latham & Watkins LLP, regarding the validity of the securities being registered.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit	Description

5.1	Opinion of Ballard Spahr Andrews & Ingersoll, LLP.

5.2	Opinion of Latham & Watkins LLP.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property, L.P.
(Registrant)

By: AMB Property Corporation, its sole general partner

Date: May 1, 2008	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President, General Counsel and Secretary
EXHIBIT INDEX

Exhibit
No.	Description

5.1	Opinion of Ballard Spahr Andrews & Ingersoll, LLP.

5.2	Opinion of Latham & Watkins LLP.